UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2024

Blackstone Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-33551	20-8875684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue New York, New York	10154
(Address of principal executive offices)	(Zip Code)

(212) 583-5000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 6, 2024, Blackstone Inc. (“Blackstone”), Blackstone Holdings I L.P., Blackstone Holdings AI L.P., Blackstone Holdings II L.P., Blackstone Holdings III L.P. and Blackstone Holdings IV L.P., each indirect subsidiaries of Blackstone (collectively with Blackstone, the “Guarantors”), and Blackstone Reg Finance Co. L.L.C., an indirect subsidiary of Blackstone (the “Issuer”), entered into (i) an indenture (the “Base Indenture”) with The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), and (ii) a supplemental indenture (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) to the Base Indenture with the Trustee, relating to the offering by the Issuer of $750,000,000 aggregate principal amount of its 5.000% Senior Notes due 2034 (the “Notes”). The Notes have been registered under the Securities Act of 1933, as amended, by an automatically effective shelf registration statement on Form S-3ASR (Registration No. 333-283540) filed with the Securities and Exchange Commission on December 2, 2024 (the “Registration Statement”).

The Notes bear interest at a rate of 5.000% per annum, accruing from December 6, 2024. Interest on the Notes is payable semiannually in arrears on June 6 and December 6 of each year, commencing on June 6, 2025. The Notes will mature on December 6, 2034, unless earlier redeemed or repurchased. The Notes are unsecured and unsubordinated obligations of the Issuer. The Notes will be fully and unconditionally guaranteed (the “Guarantees”), jointly and severally, by each of the Guarantors. The Guarantees are unsecured and unsubordinated obligations of the Guarantors.

The Indenture includes covenants, including limitations on the Issuer’s and the Guarantors’ ability to, subject to exceptions, incur indebtedness secured by liens on voting stock or profit participating equity interests of their subsidiaries or merge, consolidate or sell, transfer or lease assets. The Indenture also provides for events of default and further provides that the Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Notes may declare the Notes immediately due and payable upon the occurrence and during the continuance of any event of default after expiration of any applicable grace period. In the case of specified events of bankruptcy, insolvency, receivership or reorganization, the principal amount of the Notes and any accrued and unpaid interest on the Notes automatically become due and payable. Prior to September 6, 2034 (three months prior to the maturity date), the Notes may be redeemed at the Issuer’s option in whole or in part, at any time and from time to time, at the make-whole redemption price set forth in the Notes plus any accrued and unpaid interest on the Notes redeemed to, but not including, the date of redemption. On or after September 6, 2034 (three months prior to the maturity date of the Notes), the Notes may be redeemed at the Issuer’s option in whole or in part, at any time and from time to time, at par plus any accrued and unpaid interest on the Notes redeemed to, but not including, the date of redemption. If a change of control repurchase event occurs, the Notes are subject to repurchase by the Issuer at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of repurchase.

The preceding is a summary of the terms of the Base Indenture, the First Supplemental Indenture and the form of the Notes, and is qualified in its entirety by reference to the Base Indenture attached hereto as Exhibit 4.1, the First Supplemental Indenture attached hereto as Exhibit 4.2 and the form of the Notes attached hereto as Exhibit 4.3, each of which is incorporated herein by reference as though they were fully set forth herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

Underwriting Agreement

On December 2, 2024, the Issuer and the Guarantors entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Issuer, the Guarantors and BofA Securities, Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc., as representatives of the several Underwriters listed in Schedule I thereto. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Press Release

On December 6, 2024, Blackstone issued a press release announcing the completion of its previously announced offering of $750,000,000 aggregate principal amount of 5.000% Senior Notes due 2034. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The notes were offered pursuant to the Registration Statement.

Opinions of Counsel

Copies of the opinions of Simpson Thacher & Bartlett LLP and Gowling WLG (Canada) LLP, counsel to the Issuer and the Guarantors, relating to the legality of the Notes and the Guarantees are filed as Exhibits 5.1 and 5.2 hereto, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated as of December 2, 2024 among Blackstone Reg Finance Co. L.L.C., the Guarantors party thereto and BofA Securities, Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc., as representatives of the underwriters named therein.

4.1	Indenture dated as of December 6, 2024 among Blackstone Reg Finance Co. L.L.C., Blackstone Inc., Blackstone Holdings I L.P., Blackstone Holdings AI L.P., Blackstone Holdings II L.P., Blackstone Holdings III L.P. and Blackstone Holdings IV L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	First Supplemental Indenture dated as of December 6, 2024 among Blackstone Reg Finance Co. L.L.C., Blackstone Inc., Blackstone Holdings I L.P., Blackstone Holdings AI L.P., Blackstone Holdings II L.P., Blackstone Holdings III L.P. and Blackstone Holdings IV L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of 5.000% Senior Note due 2034 (included in Exhibit 4.2 hereto).

5.1	Opinion of Simpson Thacher & Bartlett LLP.

5.2	Opinion of Gowling WLG (Canada) LLP.

23.1	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 5.1).

23.2	Consent of Gowling WLG (Canada) LLP (included as part of Exhibit 5.2).

99.1	Press release of Blackstone, dated December 6, 2024, relating to the senior notes offering.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2024

Blackstone Inc.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director – Assistant Secretary